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                                                                   Exhibit 10.19

This Instrument Prepared By and Return To:
Mitchell S. Nussbaum, Esq.
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154

FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $962.50 AND FLORIDA INTANGIBLE PERSONAL PROPERTY TAXES IN THE AMOUNT OF $550.00 HAVE BEEN PAID, UPON THE RECORDATION OF THIS INSTRUMENT IN THE PUBLIC RECORDS OF MONROE COUNTY, FLORIDA, ON A TAXABLE BASE OF $275,000.00, WHICH, PURSUANT TO THE TERMS HEREOF, IS THE MAXIMUM PRINCIPAL AMOUNT THAT MAY BE RECOVERED HEREUNDER.

                        MORTGAGE AND SECURITY AGREEMENT

     THIS MORTGAGE AND SECURITY AGREEMENT ("Mortgage") is made this 3__ day of April, 2003, by and among STEPHEN J. COLE-HATCHARD ("SCH"), ANN M. COLE-HATCHARD ("ACH" together with SCH, each a "Mortgagor" and collectively, "Mortgagors"), each with a mailing address of 315 Route 210, Stony Point, New York, 10980, in favor of IIG EQUITY OPPORTUNITIES FUND LTD. ("Mortgagee"), with a mailing address of 1500 Broadway, 17th Floor, New York, New York 10036.

     WHEREAS, Frontline Communications Corporation and Proyecciones y Ventas Organizadas, S.A. de C.V. (collectively, "Borrowers") have entered into that certain Term Loan and Security Agreement dated as of the date hereof ("Loan Agreement") with Mortgagee, pursuant to which Borrowers borrowed from Mortgagee and agreed to repay to Mortgagee the principal sum of TWO HUNDRED SEVENTY FIVE THOUSAND AND 00/100 DOLLARS ($275,000.00), together with interest thereon and other costs, expenses and charges as provided therein.

     WHEREAS, pursuant to (i) that certain Limited Guaranty dated as of the date hereof made by SCH in favor of Mortgagee (the "SCH Guaranty") and (ii) that certain limited Guaranty dated as of the date hereof made by ACH in favor of Mortgagee (the "ACH Guaranty", together with SCH Guaranty, collectively, the "Guaranty"), each Mortgagor agreed to guarantee the repayment of the obligations and indebtedness of Borrowers under the Loan Agreement pursuant to the terms of the Guaranty.

     WHEREAS, as a condition to Mortgagee's agreement to provide financial accommodations to Borrowers, Mortgagee has requested that each Mortgagor execute and





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deliver, and each Mortgagor has agreed to execute and deliver this Mortgage for the benefit of Mortgagee.

     NOW, THEREFORE, to secure the payment of the indebtedness evidenced by the Guaranty in accordance therewith and the Mortgage in accordance herewith, and the performance and observance by Mortgagors of all other covenants and conditions in the Guaranty and this Mortgage (collectively, the "Indebtedness"), or executed in connection therewith, and in order to charge the properties, interests and rights hereinafter described with such payment, performance and observance, and for and in consideration of the sum of One and No/100 Dollar ($1.00) paid by Mortgagee to Mortgagors this date, and for other valuable consideration, the receipt and sufficiency of which is acknowledged, each Mortgagor does hereby grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm unto Mortgagee, its successors and assigns forever:

                             THE MORTGAGED PROPERTY

     (A) THE LAND: All the land located in Monroe County, Florida, described in Exhibit "A" attached hereto and incorporated herein and made a part hereof ("Land"), together with all mineral, oil and gas rights appurtenant to said Land, and all shrubbery, trees and crops now growing or hereafter grown upon said Land.

     (B) THE IMPROVEMENTS: (i) All the buildings, structures and improvements of every nature whatsoever now or hereafter situated on said Land, and (ii) all fixtures, machinery, appliances, equipment, furniture and personal property of every nature whatsoever now or hereafter owned by Mortgagors and located in or on, or attached to, and used or intended to be used in connection with or with the operation of, said Land, buildings, structures or other improvements, or in connection with any construction being conducted or which may be conducted thereon, and owned by Mortgagors, and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to any of the foregoing, and all of the right, title and interest of each Mortgagor in and to any said personal property or fixtures, which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and a part of the real property encumbered hereby (hereinafter called the "Improvements").

     (C) EASEMENTS: All easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever, in any way belonging, relating or appertaining to any of the mortgaged property described in Sections (A) and (B) hereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Mortgagors.

     (D) TOGETHER WITH (i) all the estate, right, title and interest of each Mortgagor of, in and to all judgments, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the mortgaged property described in Sections (A), (B) and (C) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the mortgaged property described in Sections (A), (B) and (C) hereof or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the mortgaged property


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described in Sections (A), (B) and (C) hereof or any part thereof; and the
Mortgagee is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor, and (if it so elects) to apply the same toward the payment of the Indebtedness and other sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; and (ii) all contract rights (including, without limitation, all rights of Mortgagors in and to any and all contracts relating to management, maintenance and security of and for said Land and the Improvements), general intangibles, actions and rights in action, including, without limitation, all rights to insurance proceeds and unearned premiums arising from or relating to the mortgaged property described in Sections (A), (B) and (C) above; and (iii) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the mortgaged property described in Sections (A), (B) and
(C).

     (E) TOGETHER WITH all rents, income, accounts receivable and other benefits to which the Mortgagors may now or hereafter be entitled from the mortgaged property described in Sections (A), (B) and (C) hereof to be applied against the Indebtedness and other sums secured hereby; provided, however, that permission is hereby given to the Mortgagors, so long as no Event of Default has occurred hereunder, to collect and use said rents, income, accounts receivable and other benefits as they become due and payable, but not in advance thereof. Upon the occurrence of any such Event of Default, the permission hereby given to the Mortgagors to collect said rents, income, accounts receivable and other benefits from the mortgaged property described in Sections (A), (B) and (C) hereof shall terminate and such permission shall not be reinstated upon a cure of such Event of Default without the Mortgagee's specific written consent.

     The foregoing provisions hereof shall constitute an absolute and present assignment of the rents, income, accounts receivable and other benefits from the mortgaged property described in (A), (B) and (C) above, subject, however, to the conditional permission given to the Mortgagor to collect and use such rents, income, accounts receivable and other benefits as hereinabove provided; and the existence or exercise of such right of the Mortgagors shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by the Mortgagors, and any such subsequent assignment by the Mortgagors shall be subject to the rights of the Mortgagee hereunder.

     (F) TOGETHER WITH (i) all right, title and interest of each Mortgagor in and to any and all contracts for sale and purchase of all or any part of the property described in paragraphs (A), (B) and (C) hereof, and any down payments, earnest money deposits or other sums paid or deposited in connection therewith; and (ii) all right, title and interest of each Mortgagor in and to any and all leases now or hereafter on or affecting the mortgaged property described in Sections (A), (B) and (C) hereof, together with all security therefor and all monies payable thereunder, including, without limitation, tenant security deposits, and all books and records which contain information pertaining to payments made under the leases and security therefor, subject, however, to the conditional permission hereinabove given to the Mortgagors to collect the rents, income and other benefits arising under any such lease. The Mortgagee shall have the right, at any time and from time to time, to notify any lessee of the rights of the Mortgagee as provided by this Section.


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     (G) TOGETHER WITH (i) each Mortgagor's rights further to encumber the mortgaged property described in Sections (A), (B) and (C) above for debt and
(ii) all of the Mortgagors' rights to enter into any lease or lease agreement.

     All of the mortgaged property described in Sections (A), (B), (C), (D),
(E), (F) and (G) above, and each item of mortgaged property described therein, is herein referred to as "the Property."

     TO HAVE AND TO HOLD all and singular the said Property hereby conveyed, mortgaged, pledged, assigned or granted by each Mortgagor, or intended so to be, unto the Mortgagee.

     PROVIDED HOWEVER, that, notwithstanding anything to the contrary herein, the maximum amount that may be recovered by Mortgagee under this Mortgage is the principal sum of $275,000.00, plus interest on the Indebtedness, any disbursements made for the payment of taxes, levies or insurance on the mortgaged Property, and other charges payable hereunder.

     PROVIDED FURTHER, that the foregoing limitation on recovery shall not in any way limit the right of Mortgagee to enforce the Guaranty or the Loan Agreement or to collect the Indebtedness.

     And each Mortgagor covenants and warrants to Mortgagee that (i) such Mortgagor has the full power and lawful right to mortgage and convey the Property as aforesaid; (ii) no third party consents are required; (iii) such Mortgagor is the fee owner of the Land and other property located thereon; (iv) the Property is free from all liens and encumbrances except for those matters as set forth in Exhibit B attached hereto and made a part hereof; and (v) such Mortgagor hereby fully warrants and covenants to defend the title to the Property against all claims and demands of all persons whosoever.

     PROVIDED, ALWAYS, that if Mortgagors shall fully pay unto Mortgagee the Indebtedness, and shall perform, comply with and abide by each and every of the stipulations, agreements, conditions and covenants of said Guaranty and of this Mortgage, then this Mortgage and the estate hereby created shall cease and be null and void, and this Mortgage shall be released.

     1. Each Mortgagor hereby warrants, covenants and agrees:

          a. To pay all and singular the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature, and kind on said described Property each and everyone, when due and payable, according to law, before they became delinquent and before any interest attaches or penalty is incurred, and if the same be not promptly paid, the Mortgagee may at any time pay the same without waiving or affecting the option to foreclose or any other right hereunder; and every payment so made shall be due from the Mortgagors on demand and shall bear interest from the date of payment at the maximum rate of interest allowable by law, and all said costs, charges and expenses so incurred or paid, together with interest, shall be secured by the lien of this Mortgage.


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               Mortgagors shall pay these obligations in accordance with the provisions of this paragraph directly to the person or entity owed payment. Mortgagors shall promptly furnish to Mortgagee all notices of amounts to be paid under this paragraph. If Mortgagors make these payments directly, Mortgagors shall promptly furnish to Mortgagee receipts evidencing the payments.

               Each Mortgagor agrees to comply with any covenants, declarations, conditions, stipulations, easements, and reservations of record which shall include, but not be limited to, the payment of all taxes, assessments and/or levies, regular or special, and if the same be not promptly paid, the Mortgagee may at any time pay same without waiving or affecting the option to foreclose or any right hereunder pay the same, and every payment so made shall be due from the Mortgagors on demand and shall bear interest from the date of payment at the maximum rate of interest allowable by law and shall be secured by lien of the Mortgage.

          b. To pay all and singular costs, charges and expenses, including attorneys' and paralegals' fees and abstracting costs, reasonably incurred or paid at any time by the Mortgagee because of the failure on the part of any Mortgagor to perform comply with and abide by each and every of the stipulations, agreements, conditions and covenants of said Guaranty and this Mortgage, or any of them, and to pay such reasonable attorneys' and paralegals' fees, cost and expenses as may be incurred by Mortgagee in connection with any proceeding or proposal for acquisition for public use of all or any part of the Property encumbered by this Mortgage by condemnation or otherwise, and every such payment shall be due from the Mortgagors on demand and shall bear interest from the date of payment at the maximum rate of interest allowable by law, and all said costs, charges and expenses so incurred or paid, together with interest, shall be secured by the lien of this Mortgage.

          c. Mortgagors shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire, hazards included within the term "extended coverage" and any other hazards for which Mortgagee requires insurance. This insurance shall be maintained in the amounts and for the periods that Mortgagee requires. The insurance carrier providing the insurance shall be chosen by Mortgagors subject to Mortgagee's approval which shall not be reasonably withheld.

               All insurance policies and renewals shall be acceptable to Mortgagee and shall include a standard mortgage clause and shall provide that they may not be terminated for any reason, including the non-payment of premiums without providing Mortgagee with at least ten (10) days' prior written notice at Mortgagee's address specified herein above. Mortgagee shall have the right to hold the policies and renewals. If Mortgagee requires, Mortgagors shall promptly give to Mortgagee all receipts of paid premiums and renewal notices. In the event of loss, Mortgagors shall give prompt notice to the insurance carrier and Mortgagee. Mortgagee may make proof of loss if not made promptly by Mortgagors.

               Unless Mortgagee and Mortgagors otherwise agree in writing, insurance proceeds may be applied to restoration or repair of the Property damaged, if the restoration or repair is economically feasible and Mortgagee's security is not lessened. If the restoration or repair is not economically feasible or Mortgagee's security would be lessened, the insurance proceeds shall be applied to the sums secured by this Mortgage, whether or not then due, with


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any excess paid to Mortgagors. If Mortgagors abandon the Property, or do not answer within 30 days a notice from Mortgagee that the insurance carrier has offered to settle a claim, then Mortgagee may collect the insurance proceeds. Mortgagee may use the proceeds to repair or restore the Property or to pay sums secured by this Mortgage, whether or not then due. The 30-day period will begin when the notice is given.

               If the Property is acquired by Mortgagee through foreclosure or otherwise, Mortgagors' right to any insurance policies and proceeds resulting from damage to the Property prior to the acquisition shall pass to Mortgagee to the extent of the sums secured by this Mortgage immediately prior to the acquisition.

          d. To keep the Property at all times in good order and repair, except for normal wear and tear and to permit, commit or suffer no waste, impairment or deterioration of said Property or any part thereof.

          e. To perform, comply with and abide by all applicable laws, stipulations, agreements, conditions and covenants in the Guaranty and this Mortgage.

          f. That in order to accelerate the maturity of the Indebtedness because of the failure of the Mortgagors to pay any tax, assessment, liability, obligation or encumbrance upon said Property, as herein provided, it shall not be necessary nor requisite that the Mortgagee shall first pay the same.

     2. Any default by any Mortgagor under its Guaranty or any default under the Loan Agreement shall, at the option of Mortgagee or any subsequent holder or holders of the Guaranty or the Loan Agreement, be deemed a default under the Guaranty, and under this Mortgage. Any default by any Mortgagor on any superior or inferior mortgages, liens or encumbrances on the Property shall, at the option of the Mortgagee be deemed a default under the Guaranty, the Loan Agreement and this Mortgage.

     3. Each Mortgagor hereby assigns to the Mortgagee the rents, issues and profits of the premises, and each Mortgagor grants to the Mortgagee the right to enter upon and take possession of the mortgaged Property for the purpose of collecting the same and to let the premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until this Mortgage is paid. Until a default by the Mortgagors, the Mortgagee hereby waives the right to enter upon and take possession of the mortgaged Property for the purpose of collecting said rents, issues and profits, and the Mortgagors shall be entitled to collect and receive said rents, issues and profits until default under any of the covenants, conditions or agreements contained in this Mortgage and agrees to use such rents, issues and profits in payment of principal and interest becoming due on this Mortgage and in payment of taxes, assessments, sewer rents, water rates and carrying charges becoming due against said premises, but such right of the Mortgagors may be revoked by the Mortgagee upon any default. The Mortgagors will not, without the written consent of the Mortgagee, receive or collect rent from any tenant of the mortgaged Property or any part thereof for a period of more than one month in advance, and in the event of any default under this Mortgage will pay monthly in advance to the Mortgagee, or to any receiver appointed to collect said rents, issues and profits,


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the fair and reasonable rental value for the use and occupation of the mortgaged
Property or of such part thereof as may be in the possession of the Mortgagors, and upon default in any such payment will vacate and surrender the possession of the mortgaged Property to the Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings.

     4. In the event there shall be filed a complaint to foreclose this Mortgage, or any other suit upon this Mortgage, Mortgagee shall immediately and without notice be entitled to the appointment of a receiver for the Property and the rents, earnings, issues, income and profits thereof, with the usual power of receivers in such cases, and such receiver may be continued in possession of said Property and of said rents, earnings, issues, income and profits of said Property during the pendency of such suit or foreclosure suit, and Mortgagors hereby specifically waive the right to object to such appointments and consents that such appointment shall be made as an admitted equity and as a matter of absolute right to Mortgagee, and without reference to the adequacy or inadequacy of the value of the Property or to the solvency or insolvency of Mortgagors or any other party defendant to such suit and that such rents, earnings, issues, income and profits shall be applied by such receiver according to the lien of the Mortgagee.

     5. In the event the ownership of the Property, or any part thereof, becomes vested in a person other than Mortgagors, Mortgagee may without notice to Mortgagors, deal with such successor in interest with reference to this Mortgage and the debt hereby secured, in the same manner as with Mortgagors, without any way vitiating or discharging Mortgagor's liability hereunder or upon the debt hereby secured. No sale or other conveyance of the Property hereby mortgaged and no forbearance on the part of Mortgagee, and no extension of the time for the payment of the debt hereby secured given by Mortgagee shall operate to release, discharge, modify, change or affect the original liability of Mortgagors herein, either in whole or in part, and shall not be a waiver of Mortgagee's right to accelerate the aggregate sum secured by this Mortgage.

     6. Notwithstanding the foregoing, each Mortgagor acknowledges that ownership of Property by such Mortgagor is of a material nature to the transaction. Therefore, the undersigned agrees that in the event of any transfer of all or any part of the Property, or any interest therein, or the placing of any additional financing secured by a mortgage, lien or other encumbrance on the Property or any part thereof, without the written consent of Mortgagee shall permit Mortgagee at its option to declare the entire unpaid principal balance under the Guaranty and the Loan Agreement, together with accrued interest immediately due and payable by Mortgagors, and shall constitute a default under this Mortgage.

     7. The lien of this Mortgage secures and shall continue to secure payment of the Indebtedness to Mortgagee, however evidenced, whether by the Guaranty or any renewal or extension thereof or substitute thereof, or otherwise, until all such Indebtedness has been fully paid.

     8. Mortgagee shall have the right to enforce the lien of this Mortgage against any or all of the Property and to cause any or all of said mortgaged Property to be sold for payment and satisfaction of any decree of foreclosure without any right of Mortgagors or those claiming under Mortgagors to any marshalling of liens, exonerations of security or other similar rights or remedies.


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     9. In the event damages are awarded for the taking of, or injury to, the
Property under the power of eminent domain or otherwise, all such damages shall be paid to and received by Mortgagee to be applied as a payment upon such part of the Indebtedness, as Mortgagee may elect, without affecting the amount of or time for payment of, any other installments required hereunder, whether or not such Indebtedness to which such damages may be applied is then due and payable.

     10. If any action, or proceeding, shall be commenced by any person other than the holder of this Mortgage (except an action to foreclose this Mortgage, or to collect the debt secured thereby) to which action, or proceeding, the holder of this Mortgage is made a party, or in which it shall become necessary to defend, or uphold the lien of this Mortgage, all sums paid by the holder of this Mortgage for the expense of any litigation to prosecute to defend the rights and liens created by this Mortgage (including reasonable attorney's fees and costs at trial and appellate levels), shall be paid by Mortgagors on demand, together with interest thereon, at the maximum rate of interest allowable by Florida law, and any such sum together with the interest thereon, shall be secured by the lien of this Mortgage.

     11. If all or any part of the Property or an interest therein is sold, conveyed or otherwise transferred by Mortgagors without Mortgagee's prior written consent, or further mortgaged or pledged as security for any other loans obtained by Mortgagors, such action shall constitute a default under this Mortgage and, at Mortgagee's option, Mortgagee may declare all the sums secured by this Mortgage to be immediately due and payable.

     12. In the event any person, partnership, corporation or other entity owning an interest in the Property is adjudicated as bankrupt, insolvent, or shall make an assignment for the benefit of creditors, or shall take, or receive, the benefit of any act for reorganization, or if a receiver should be appointed for such owner, or in the event a petition is filed against any Mortgagor or the Property and not dismissed within 60 days, Mortgagee may at its option, declare the principal balance of the Guaranty and the Loan Agreement then outstanding to be due and payable by Mortgagors immediately; and upon such declaration, the said principal so declared to be due and payable, together with the interest accrued thereon and together with any other sums secured hereby shall become due and payable immediately, anything in this Mortgage or in said Guaranty and the Loan Agreement to the contrary notwithstanding. In the event a petition under United States Bankruptcy Code ("Code") is filed against any Mortgagor and/or the Property which is not dismissed within sixty (60) days, or in the event any Mortgagor filed a petition under the Code, Mortgagee may, at its option declare the principal balance of the Guaranty and the Loan Agreement then outstanding to be due and payable by Mortgagors immediately and each Mortgagor hereby consents to and shall stipulate to any action by the Mortgagee to obtain a relief from any automatic stay and/or injunction in effect so that Mortgagee can proceed with a foreclosure action in a Florida court with respect to the Property.

     13. Time is of the essence in all matters herein.

     14. Forbearance in exercising any other right or remedy hereunder, or otherwise afforded by applicable law, at any time, shall not be taken to be a waiver of the terms of the Guaranty, the Loan Agreement or this Mortgage or be a waiver of or preclude the exercise of any


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such right or remedy, and the acceptance of payment upon said Indebtedness shall not constitute a waiver of the option of Mortgagee to accelerate the Indebtedness as provided for herein.

     15. The whole of the principal sum secured hereunder and interest accrued thereon shall become due, at the option of Mortgagee, immediately upon the happening of any one of the following events (each an "Event of Default"):

          a. After default in the payment of any installment of principal, interest or any other payment required to be made under the Guaranty, the Loan Agreement and this Mortgage beyond applicable grace period;

          b. After default in any other terms, conditions or covenants of the Guaranty and the Loan Agreement or this Mortgage which default continues for thirty (30) days after written notice thereof, and Mortgagors are not making a good faith effort to cure such default;

          c. Any filing for record of a notice pursuant to Florida Statutes
Section 697.04 limiting the maximum principal amount which may be secured by this Mortgage.

     16. Unless paid in accordance with Paragraph 1.a. herein, Mortgagors shall provide Mortgagee with evidence of payment of real estate taxes prior to the time same become delinquent.

     17. Upon the request of Mortgagee, Mortgagors shall provide Mortgagee with evidence of payment of insurance premiums as same become due.

     18. Should Mortgagors fail to make payment of any taxes, assessments or public charges before they become delinquent, or before any interest or penalty shall attach, or if any insurance premiums or other charges payable by Mortgagors, or should Mortgagors fail to make payment of any principal or interest secured by any mortgagor or lien prior to the lien of this Mortgage before the same become delinquent, then Mortgagee may make payments of the same, and also may redeem said premises from tax sale without any obligation to inquire into the validity of such taxes, assessments and tax sales (the receipts of the proper officers being conclusive evidence of the validity and amount thereof). In case of such payments by Mortgagee, Mortgagors agree to reimburse Mortgagee on demand, and the amounts so paid, with interest thereon at the maximum rate per annum allowable by law shall be added to and become part of the debt secured by these presents without waiver of any right arising from breach of any of the covenants, and for such payments, with interest as aforesaid, the premises hereinbefore described, as well as Mortgagors, shall be bound to the same extent that they are bound for the payment of the Guaranty herein described.

     19. Should Mortgagee at any time request in writing that Mortgagors confirm the amount of the Indebtedness for principal and interest secured by this Mortgage and the validity of the lien hereof, Mortgagors covenant and agree to give such written request, or within said period of time to advise Mortgagee in writing of any dispute as to the amount of the Indebtedness or the validity of this Mortgage, or the lien thereof.

     20. Without affecting the liability of Mortgagors or any other person (except any person expressly released in writing) for payment of any Indebtedness or for performance of any


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obligation contained herein, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, the Mortgagee may, at any time and from time to time, either before or after the maturity of said Guaranty and the Loan Agreement and without notice and consent:

          a. Release any person liable for payment of all or any part of the Indebtedness or for performance of any obligation.

          b. Make any agreement extending the time or otherwise altering the terms of payment of all or part of the Indebtedness or modify or waiving any obligation or subordinating, modifying or otherwise dealing with the loan or charge hereof.

          c. Exercise or refrain from exercise or waive any right which Mortgagee may have.

          d. Accept additional security of any kind.

          e. Release or otherwise deal with any property, real or personal, securing the Indebtedness, including all or any part of the property mortgaged hereby.

     21. It is agreed that if any of the property herein mortgaged is of a nature so that a security interest can be perfected under the Uniform Commercial Code, as in effect from time to time in the State of Florida (the "UCC"), this instrument shall constitute a security agreement and Mortgagors authorize Mortgagee to file any financing statements and to execute any other instruments that may be required for the perfection or renewal of such security interest under the UCC. A satisfaction of this Mortgage, when recorded, shall constitute a satisfaction of any financing statement filed in connection with this instrument, or renewal thereof.

     22. That in the event that the Guaranty or the Loan Agreement, or both, are placed in the hands of an attorney for collection, or in case Mortgagee shall become a party either as plaintiff or as a defendant in any law suit or legal proceeding in relation to the Property described or the lien created herein, or for the recovery or protection of said Indebtedness, Mortgagors will repay on demand all cost and expenses arising therefrom, including reasonable attorney's fees and costs (whether incurred on appeal or in any bankruptcy or administrative proceeding or otherwise), with interest thereon at the maximum rate allowable by Florida law until paid, all of which sums, if unpaid, shall be added to and become a part of the debt secured by these presents.

     23. It is further covenanted that Mortgagee may (but shall not be obligated to) advance monies that should have been paid by Mortgagors hereunder in order to protect the lien or security hereof, and Mortgagors agree without demand forthwith to repay such monies, which amount shall bear interest from the date so advanced until paid, at the maximum rate allowed by Florida law, and shall be considered as additional Indebtedness; but no payment by Mortgagee of any such monies shall be deemed a waiver of Mortgagee's right to declare the principal sum due hereunder by reason of the default or violation of Mortgagors in any of its covenants hereunder.

     24. If a foreclosure proceeding of any prior or subordinate lien or mortgage should be instituted, the Mortgagee may, at its option immediately or thereafter, declare this Mortgage and the Indebtedness due and payable forthwith and may, at its option, proceed to foreclose this Mortgage.

     25. Each Mortgagor represents and warrants that:

          a. no asbestos, substance containing asbestos, or any other substance deemed hazardous by federal, state or local laws, rules, regulations or orders respecting such materials has been installed or constructed upon or in the improvements comprising a part of the Property, and such Mortgagor has not and will not install or permit to be installed in, on or about the improvements comprising a part of the Property, any such asbestos, substance containing asbestos or other hazardous substance; and

          b. the Property is free from all hazardous or toxic wastes and underground storage tanks.

     Each Mortgagor shall comply with all federal, state and local laws, regulations or orders with respect to the discharge and removal of hazardous or toxic wastes and shall keep the Property free from all hazardous or toxic wastes and shall keep the Property free of and from any lien imposed against the Property pursuant to such laws, regulations and orders. No Mortgagor shall knowingly install or knowingly permit to be installed on the Property any underground storage tank or any substance deemed hazardous or toxic waste by federal, state or local laws, regulations, orders and ordinances.

     Mortgagors hereby agree to indemnify and hold Mortgagee and any wholly owned subsidiary of Mortgagee harmless from any and all loss, liability, damage, cost or expense (including, without limitation, attorneys' and paralegals' fees, including, without limitation, such fees as may be incurred in litigation, mediation, arbitration and bankruptcy and administrative proceedings, and appeals therefrom) incurred by or imposed upon Mortgagee or any such subsidiary at any time or, occasioned by, resulting from or consequent to any such toxic or hazardous wastes, waste products or substances at the Property or releases or discharges thereof from the Property or the manufacturing, maintaining, holding, handling, transporting, spilling, leaking or dumping of toxic or hazardous wastes, waste products or substances on the Property at any time. The aforesaid indemnification and hold harmless agreement shall benefit Mortgagee from the date hereof and shall continue notwithstanding payment, release or discharge of this Mortgage or the indebtedness secured hereby, and, without limiting the generality of the foregoing such obligations shall continue for the benefit of Mortgagee and any wholly owned subsidiary of Mortgagee during and following any possession of the Property thereby or any ownership of the Property thereby, whether arising by foreclosure or deed in lieu of foreclosure or otherwise, such indemnification and hold harmless agreement to continue forever, excepting out from such indemnification any loss, liability, damages, cost or expense arising out of the control of, or acts upon, the Property by Mortgagee subsequent to the date Mortgagee takes title to the Property.

     26. Mortgagors hereby acknowledge that consideration has been given and waives any argument that the Mortgage was given without consideration.

     27. WAIVER OF JURY TRIAL. NEITHER MORTGAGORS NOR MORTGAGEE NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF EITHER SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS MORTGAGE, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS EVIDENCED HEREBY OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG MORTGAGORS AND MORTGAGEE, OR ANY OF THEM. NEITHER MORTGAGORS NOR MORTGAGEE WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY MORTGAGORS AND MORTGAGEE, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER MORTGAGORS NOR MORTGAGEE HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     28. This Mortgage shall be construed in accordance with the laws of the State of Florida. The venue of any litigation arising out of this Mortgage, including appellate proceedings, shall lie in Monroe County, Florida.

     29. The terms "Mortgagor" and "Mortgagee" whenever used in this instrument shall include the heirs, personal representatives, successors and permitted assigns of the respective parties hereto. Whenever used, the singular number shall include the plural and the singular, and the use of any gender shall include all gender.

     30. The unenforceability or invalidity of any provision or provisions of this Mortgage as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other persons or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

     31. This Mortgage is given to secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or are to be made at the option of Mortgagee, or otherwise, as are made within twenty years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed $275,000.00 plus interest on the Indebtedness, and any disbursements made for the payment of taxes, levies or insurance on the mortgaged Property, plus interest thereon.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date first above written.

Witnesses:                                    MORTGAGORS:

                                              /s/
------------------------                      ----------------------------------
       (Signature)                            STEPHEN J. COLE-HATCHARD

------------------------
     (Printed Name)


------------------------
       (Signature)

------------------------
     (Printed Name)

Witnesses:

                                              /s/
------------------------                      ----------------------------------
       (Signature)                            ANN M. COLE-HATCHARD

------------------------
     (Printed Name)


------------------------
       (Signature)

------------------------
     (Printed Name)

STATE OF ____________________

COUNTY OF ___________________

     The foregoing instrument was acknowledged before me this _______ day of April, 2003, by STEPHEN J. COLE-HATCHARD and ANN M. COLE-HATCHARD, who are personally known to me or have produced ______________________________ (type of identification) as identification.


My Commission Expires:
                                                       -------------------------
                                                       Notary Public (Signature)
(AFFIX NOTARY SEAL)

                                                       -------------------------
                                                       (Printed Name)

                                                       -------------------------
                                                       (Title or Rank)

                                                       -------------------------
                                                       (Serial Number, if any)

                                  EXHIBIT "A"

                                 (the Property)

                                  EXHIBIT "B"

                            (Permitted Encumbrances)


                                       B-1